UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


                                 April 28, 2006
                                 --------------
                                 Date of Report
                        (Date of earliest event reported)


                              VERTRUE INCORPORATED
                              --------------------
             (Exact name of registrant as specified in its charter)


       DELAWARE                       0-21527                    06-1276882
------------------------      --------------------------    --------------------
(State of Incorporation)       (Commission File Number)       (I.R.S. Employer
                                                             Identification No.)


                                20 Glover Avenue
                           Norwalk, Connecticut 06850
                           --------------------------
                    (Address of principal executive offices,
                               including zip code)


                                 (203) 324-7635
                                ----------------
                         (Registrant's telephone number,
                              including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Vertrue Incorporated (the "Company") entered into a First Supplemental Indenture dated as of April 28, 2006 with Bargain Network, Inc., Lavalife Inc., My Choice Medical Holdings, Inc., MemberWorks Canada Corporation, the current guarantors of the 9.25% Senior Notes due 2014 and LaSalle Bank National Association as trustee. The First Supplemental Indenture supplements the Indenture dated as of April 13, 2004 relating to the 9.25% Senior Notes due 2014 which was filed on May 14, 2004 as Exhibit 4.1 to the Company's Registration Statement on Form S-4, Registration No. 333-115500. As a result of the First Supplemental Indenture, substantially all of Vertrue's subsidiaries guarantee Vertrue's payments under the 9.25% Senior Notes. The First Supplemental Indenture is filed as Exhibit 4.1 herewith.

Item 9.01. Financial Statements, Pro Forma Financial Statements and Exhibits.

(c)  Exhibits:
     4.1 First Supplemental Indenture dated as of April 28, 2006 among Bargain Network, Inc., Lavalife Inc., My Choice Medical Holdings, Inc., MemberWorks Canada Corporation, the current Guarantors of the Notes, the Company and LaSalle Bank National Association as trustee.


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


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        VERTRUE INCORPORATED
                                        (Registrant)


Date: May 3, 2006
                                        By: /s/ Gary A. Johnson
                                            ------------------------------------
                                            NAME:  Gary A. Johnson
                                            TITLE: President and Chief Executive
                                                   Officer


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


                                INDEX TO EXHIBITS


No.       Description
---       -----------

4.1 First Supplemental Indenture dated as of April 28, 2006 among Bargain Network, Inc., Lavalife Inc., My Choice Medical Holdings, Inc., MemberWorks Canada Corporation, the current Guarantors of the Notes, the Company and LaSalle Bank National Association as trustee.


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